UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2004 (September 30, 2004)


                          Newcastle Investment Corp.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


    Maryland                    001-31458                  81-0559116
------------------       -----------------------      --------------------
(State or other          (Commission File Number)      (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


     1251 Avenue of the Americas, 16th Floor, New York, NY             10020
    -------------------------------------------------------         -----------
           (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100
                                                     ---------------


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On September 30, 2004, Newcastle Investment Corp. ("Newcastle") issued $500 million face amount of collateralized debt obligations in its sixth CBO financing, which it refers to as CBO VI, through two of its consolidated subsidiaries, Newcastle CDO V, Limited and Newcastle CDO V Corp.

         $454.5 million face amount of senior investment grade rated bonds were sold to third parties and Newcastle retained the subordinate non-investment grade bonds and the preferred shares. CBO VI has an expected weighted average life of 8.5 years. The table below sets forth further information with respect to the structure of CBO VI (dollars in thousands).


                                   Moody's/S&P                                        Expected
                  Class            Ratings          Face Amount     Coupon           Maturity (1)
                  --------------------------------------------------------------------------------


Senior
  Bonds           I                Aaa/AAA          $388,000      LIBOR +0.34%         Sept 2014
                  II               Aa2/AA             23,500      LIBOR +0.55%         Sept 2014
                  III              A2/A               23,000      LIBOR +0.90%         Sept 2014
                  IV-FL            Baa2/BBB            8,000      LIBOR +1.90%         Sept 2014
                  IV-FX            Baa2/BBB           12,000      6.2561%              Sept 2014
                                                    --------
Total                                               $454,500
                                                    ========

Subordinate
  Bonds           V                Ba/BB            $ 20,500      6.9398%              Sept 2014
Preferred         Preferred
Shares            Shares           NR                 25,000      N/A                  N/A
                                                    --------
Total                                               $ 45,500
                                                    ========

(1) Reflects expected maturities. Contractual maturities are September 2039.


         The total value of the underlying collateral portfolio is expected to be approximately $500 million and consist of approximately 61% commercial mortgage backed securities, approximately 17% senior unsecured debt of real estate investment trusts and approximately 22% real estate related asset backed securities. Once fully invested, the portfolio is expected to have a weighted average credit rating of BBB-. Through September 30, 2004, Newcastle has acquired or entered into agreements to acquire approximately 82% of the assets that will comprise the completed portfolio.

         Newcastle has an approximately $55 million retained equity interest in the portfolio.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Newcastle Investment Corp.
                                               ---------------------------
                                               (Registrant)


Date:  October 5, 2004                         By: /s/ Randal A. Nardone
                                                   ---------------------
                                                  Name:  Randal A. Nardone
                                                  Title: Secretary